UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2011
Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33522	20-2110031

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Riverway, Suite 300, Houston, Texas	77056

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 579-0600
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In accordance with General Instruction B.2. of Form 8-K, the information presented under Item 2.02 and Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 1.01 Entry into a Material Definitive Agreement
On February 8, 2001, Synthesis Energy Systems, Inc. (the “Company”) announced that Donald P. Bunnell, the Company’s President and Chief Executive Officer — Asia Pacific, and a founder of the Company, will be leaving the Company, effective February 28, 2011, to pursue other interests. His employment agreement with the Company will also be terminated effective as of such date, subject to the continued enforcement of the provisions relating to non-competition and confidentiality. Mr. Bunnell will remain on the Board. In connection with the departure, the Company and Mr. Bunnell are also negotiating the terms of a Consulting Agreement to cover a transition period after his departure, a copy of which will be filed on an amendment to this Form 8-K once the agreement is executed.
Item 1.02 Termination of a Material Definitive Agreement.
The text set forth in Item 1.01 regarding the termination of the employment agreement of Donald P. Bunnell is incorporated into this Item 1.02 by reference.
Item 2.02 Results of Operations and Financial Condition.
On February 8, 2011, the Company issued an earnings release announcing the financial results for its fiscal second quarter ended December 31, 2010. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The text set forth in Item 1.01 regarding the departure of Mr. Bunnell is incorporated into this Item 5.02 by reference.
Item 7.01 Regulation FD Disclosure.
On February 8, 2011, the Company issued a press release announcing, among other things, the departure of Mr. Bunnell. A copy of the press release is furnished herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of business acquired
None.
(b)	Pro Forma Financial Information
None.
(c)	Shell Company Transactions
None.
(d)	Exhibits

*99.1	Press Release dated February 8, 2011 relating to second quarter financial results.

*99.2	Press Release dated February 8, 2011 relating to Bunnell departure.

* =	Furnished herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.
Dated: February 8, 2011	/s/ Robert Rigdon
Robert Rigdon
President and Chief Executive Officer

EXHIBIT INDEX

*99.1	Press Release dated February 8, 2011 relating to second quarter financial results.

*99.2	Press Release dated February 8, 2011 relating to Bunnell departure.

* =	Furnished herewith